Exhibit 99.2

LETTER OF TRANSMITTAL AND CONSENT

$658,105,000

To Tender and To Consent in Respect of Any and All Outstanding

$250,000,000 7 1/2% Notes Due 2010 (CUSIP No. 79377WAC2)

$208,105,000 7% Notes Due 2013 (CUSIP No. 79377WAM0)

$200,000,000 7 3/8% Notes Due 2019 (CUSIP No. 79377WAD0)

of

SAKS INCORPORATED

Pursuant to the Offers to Purchase and Consent Solicitations Statement dated June 20, 2005

The Depositary for the Offers is:

Global Bondholder Services Corporation

By mail:	By facsimile (for eligible institutions only):	By hand or overnight courier:
Global Bondholder Services Corporation 65 Broadway - Suite 704 New York, NY 10006 Attention: Corporate Actions	(212) 430 – 3775 Confirm facsimile by telephone ONLY: (212) 430 - 3774	Global Bondholder Services Corporation 65 Broadway - Suite 704 New York, NY 10006 Attention: Corporate Actions

For all Offers, the Consent Payment Deadline is 5:00 p.m., New York City time, on July 1, 2005, the Withdrawal Deadline is 5:00 p.m., New York City time, on July 1, 2005, and the Expiration Time is midnight, New York City time, on July 18, 2005. We may extend any of these dates and times in respect of any or all Offers.

Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used herein and not defined herein have the meanings given to them in the Offers to Purchase and Consent Solicitations Statement dated June 20, 2005 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), whether or not capitalized therein, of Saks Incorporated (“we” or the “Company”).

This Letter of Transmittal and Consent is to be completed by a holder desiring to tender Notes unless such holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). A holder tendering through ATOP does not need to complete a Letter of Transmittal and Consent.

For a description of certain procedures to be followed in order to tender Notes (through book-entry transfer at DTC or otherwise), see “The Tender Offers and Consent Solicitations—Procedure for Tendering Notes and Delivering Consents” in the Offer to Purchase and the Instructions to this Letter of Transmittal and Consent.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE OF THE NOTES UPON CONSUMMATION OF AN OFFER MUST VALIDLY TENDER THEIR NOTES PRIOR TO THE APPLICABLE CONSENT PAYMENT DEADLINE AND NOT WITHDRAW THE TENDER PRIOR TO THE APPLICABLE WITHDRAWAL DEADLINE. HOLDERS WHO VALIDLY TENDER THEIR NOTES AFTER THE APPLICABLE CONSENT PAYMENT DEADLINE AND PRIOR TO THE APPLICABLE EXPIRATION TIME AND DO NOT WITHDRAW THE TENDER PRIOR TO THE APPLICABLE WITHDRAWAL DEADLINE WILL BE PAID THE APPLICABLE PURCHASE PRICE FOR THE NOTES LESS THE APPLICABLE CONSENT PAYMENT, UPON CONSUMMATION OF THE APPLICABLE OFFER. IN EITHER CASE, HOLDERS WILL BE PAID ACCRUED AND UNPAID INTEREST ON THEIR VALIDLY TENDERED NOTES UP TO, BUT NOT INCLUDING, THE APPLICABLE SETTLEMENT DATE.

List in the tables below the certificate number(s) and principal amount(s) of the Notes tendered pursuant to this Letter of Transmittal and Consent. Each table below corresponds to a particular issue of Notes. Each issue has been assigned a unique CUSIP number. Please confirm you have entered the information regarding your Notes in the appropriate table or tables by comparing the CUSIP numbers printed on the certificates representing your Notes to the CUSIP number appearing at the top of each table. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED

7 1/2% Notes Due 2010

CUSIP Number: 79377WAC2

Name(s) and Address(es) of Registered holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given*

Total Principal Amount:

*	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered and a Consent with respect thereto will be given. A tendering holder is required to consent to the Proposed Amendments and Waivers (as defined herein) applicable to all Notes tendered by such holder.

☐	CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SECURITIES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution ________________________________________________________________________________

Account Number __________________________________________________________________________________________

Transaction Code Number ___________________________________________________________________________________

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

The Offers are not being made to, and tenders will not be accepted from or on behalf of, holders in any jurisdiction in which the making or the acceptance of an Offer would not be in compliance with the laws of such jurisdiction.

DESCRIPTION OF NOTES TENDERED

7% Notes Due 2013

CUSIP Number: 79377WAM0

Name(s) and Address(es) of Registered holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given*

Total Principal Amount:

*	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered and a Consent with respect thereto will be given. A tendering holder is required to consent to the Proposed Amendments and Waivers (as defined herein) applicable to all Notes tendered by such holder.

☐	CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SECURITIES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution __________________________________________________________________________________

Account Number ____________________________________________________________________________________________

Transaction Code Number _____________________________________________________________________________________

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

The Offers are not being made to, and tenders will not be accepted from or on behalf of, holders in any jurisdiction in which the making or the acceptance of an Offer would not be in compliance with the laws of such jurisdiction.

DESCRIPTION OF NOTES TENDERED

7 3/8% Notes Due 2019

CUSIP Number: 79377WAD0

Name(s) and Address(es) of Registered holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered and as to which Consents are Given*

Total Principal Amount:

*	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered and a Consent with respect thereto will be given. A tendering holder is required to consent to the Proposed Amendments and Waivers (as defined herein) applicable to all Notes tendered by such holder.

☐	CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SECURITIES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution __________________________________________________________________________________

Account Number ____________________________________________________________________________________________

Transaction Code Number _____________________________________________________________________________________

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

The Offers are not being made to, and tenders will not be accepted from or on behalf of, holders in any jurisdiction in which the making or the acceptance of an Offer would not be in compliance with the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount of Notes of the issues indicated in the tables above entitled “Description of Notes Tendered” under the column heading “Principal Amount Tendered and as to which Consents are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such tables) and, with respect to each issue represented by the Notes tendered herewith, consents to the Proposed Amendments and Waivers, as set forth in the Offer to Purchase, to the Notes of such issue and the applicable Indenture pursuant to which the Notes of such issue were issued among the Company, the subsidiary guarantors signatory thereto and the Trustee for such issue. The undersigned has read the Offer to Purchase and agrees to all of the terms and conditions of the Offer or Offers pursuant to which Notes are tendered herewith. The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn (nor may a Consent made hereby be revoked) except in accordance with the procedures set forth in the Offer to Purchase and in the instructions included herein. Capitalized terms used herein and not defined herein have the meanings given to them in the Offer to Purchase, whether or not capitalized therein.

Subject to, and effective upon, the acceptance for payment of, and payment for, the principal amount of Notes tendered herewith, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby and (b) waives any and all other rights with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company this Letter of Transmittal and Consent as evidence of the undersigned’s consent to the Proposed Amendments and Waiver applicable to the Notes tendered herewith, all in accordance with the terms and conditions of the Offer or Offers pursuant to which Notes are tendered herewith as described in the Offer to Purchase.

The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendments and Waiver applicable to the Notes tendered herewith as permitted by the Indenture or Indentures relating to the Notes tendered herewith and, with respect to each issue represented by the Notes tendered herewith, hereby also consents to the execution of a supplemental indenture effecting such Proposed Amendments. The undersigned also waives all defaults relating to the Reporting and Certificate Delivery Covenants and the Company’s obligation to give notices under each Indenture that relates to the Notes tendered herewith, which occurred before the effectiveness of the Proposed Amendments. The undersigned acknowledges and agrees that, with respect to each issue represented by the Notes tendered herewith, the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase.

If the undersigned is not the registered holder of the Notes listed in the tables above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered and as to which Consents are Given” or such registered holder’s legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Letter of Transmittal and Consent in respect of such Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer or Offers pursuant to which Notes are tendered herewith. For the purposes of the Offer or Offers pursuant to which Notes are tendered herewith, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when the Company gives written notice thereof to the Depositary.

The undersigned understands that, under certain circumstances and subject to the conditions of the Offer or Offers pursuant to which Notes are tendered herewith (each of which the Company may waive) set forth in the Offer to Purchase, the Company may not be required to accept for payment any of the Notes tendered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the boxes below labeled “A. Special Issuance/Delivery Instructions” or “B. Special Issuance/Delivery Instructions.”

The undersigned hereby represents and warrants with respect to each issue represented by the Notes tendered herewith that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein and (b) when such tendered Notes are accepted for payment and paid for by the Company pursuant to the Offer for such issue, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned. Unless otherwise indicated herein under “B. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered. In the event that the “B. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1 and 2)	B. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1 and 2)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the boxes entitled “Description of Notes Tendered” within this Letter of Transmittal and Consent.	To be completed ONLY if checks are to be issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal and Consent.

Name: _______________________________________________ (Please Print)	Name: _____________________________________________ (Please Print)

Address: _____________________________________________ _____________________________________________	Address: ____________________________________________ ____________________________________________
(Zip Code)	(Zip Code)

________________________________________

(Tax identification or Social Security Number)

☐      Check here to direct a credit of Notes not tendered or not accepted for payment to be delivered by book-entry transfer to an account at DTC.

DTC Account No. ______________________________

Number of Account Party: _______________________

_________________________________________ (Tax identification or Social Security Number)

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering

holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Proposed Amendments and Waiver applicable to the issue or issues represented by the Notes tendered herewith (and to execution of a supplemental indenture effecting the Proposed Amendments) with respect to, the principal amount of Notes of the issue or issues listed in the boxes above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered and as to which Consents are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in each such box).

Signature(s): _______________________________________________________________________________________________

__________________________________________________________________________________________________________

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated: ____________________________________________________________________________________________________

Name(s): __________________________________________________________________________________________________

(Please Print)

Capacity: __________________________________________________________________________________________________

Address: __________________________________________________________________________________________________

(Including Zip Code)

Area Code and Telephone Number: _____________________________________________________________________________

Tax Identification or Social Security Number: ____________________________________________________________________

Medallion Signature Guarantee

(Only if Required—See Instructions 1 and 2)

Authorized Signature of Guarantor: _____________________________________________________________________________

Name of Firm: ______________________________________________________________________________________________

Address: ___________________________________________________________________________________________________

Area Code and Telephone Number: _____________________________________________________________________________

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offers

1. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) representing such Notes without alteration, enlargement or any change whatsoever.

If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal and Consent. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

If this Letter of Transmittal and Consent or any Notes (or endorsements thereon) or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal and Consent is signed by the registered holder(s) of the Notes tendered hereby that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Issuance/Delivery Instructions” on this Letter of Transmittal and Consent, no endorsements of Notes or separate instruments of transfer are required.

If this Letter of Transmittal and Consent is NOT signed by the registered holder(s) of the Notes tendered hereby, such Notes must be endorsed or accompanied by appropriate instruments of transfer and each such endorsement or instrument of transfer must be signed exactly as the name or names of the registered holder(s) appear on the face of the certificate(s) representing such Notes.

2. Signature Guarantees. Signatures on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered (a) by a registered holder that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Issuance/Delivery Instructions” on this Letter of Transmittal and Consent or (b) for the account of a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States. Signatures on endorsements of Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution. See Instruction 1.

3. Delivery of Letter of Transmittal and Consent and Certificates Representing the Notes. This Letter of Transmittal and Consent is to be used if certificates representing the tendered Notes are to be forwarded herewith. Certificates representing the tendered Notes, together with this Letter of Transmittal and Consent (or a facsimile hereof), properly completed and duly executed, and any other documents requested by this Letter of Transmittal and Consent must be received by the Depositary at its address set forth on the front cover of this Letter of Transmittal and Consent prior to the applicable Expiration Time for the Offer or Offers pursuant to which Notes are tendered herewith. If certificates representing tendered Notes are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

4. Transfer Taxes. Except as set forth in this Instruction 4, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to an Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

5. Backup Withholding. A U.S. Holder may be subject to backup withholding on the purchase price for the Notes, including amounts treated as accrued interest, unless such U.S. Holder (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides the Company with a correct taxpayer identification number and a certification as to such holder’s exemption from backup withholding by affixing to this Letter of Transmittal and Consent a fully completed and duly executed IRS Form W-9 (which may be obtained at the IRS website at www.irs.gov) and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a credit against such U.S.

Holder’s United States federal income tax liability and may entitle such U.S. Holder to a refund, provided that information is furnished to the IRS.

6. Partial Tenders. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Note is tendered, the tendering holders should fill in the principal amount tendered in the fourth column of the boxes entitled “Principal Amount Tendered and as to which Consents are Given” above. The entire principal amount of Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to an Offer will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal and Consent, promptly after the delivered Notes are accepted for partial tender.

7. Withdrawal of Tenders. A tender of Notes pursuant to an Offer may be withdrawn at any time before the applicable Withdrawal Deadline, but no consideration shall be payable in respect of Notes so withdrawn. Tendered Notes may not be withdrawn after the applicable Withdrawal Deadline. The signature on the notice of withdrawal must be guaranteed by an eligible institution unless such Notes have been tendered for the account of an eligible institution. Unless otherwise indicated in this Letter of Transmittal and Consent under the box labeled “A. Special Issuance/Delivery Instructions,” the Depositary will promptly return Notes, the tender of which has been properly withdrawn, to the tendering holder. In the event that the box labeled “A. Special Issuance/Delivery Instructions” in this Letter of Transmittal and Consent is completed, the Depositary shall issue such Notes in the name(s) and shall deliver such Notes to the person(s) at the address(es) so indicated.

Holders can accomplish withdrawals of Notes and revocation of a Consent only in accordance with the procedures set forth under the caption “The Offers and Consent Solicitations—Withdrawal of Tenders and Revocation of Corresponding Delivering Consents and Absence of Appraisal Rights” in the Offer to Purchase. Holders may not rescind their withdrawal of tenders of Notes, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of an Offer. Properly withdrawn Notes may, however, be tendered again by following one of the procedures described in the Offer to Purchase under the heading under “The Tender Offers and Consent Solicitations—Procedure for Tendering Notes and Delivering Consents” at any time prior to the applicable Expiration Time.

8. Irregularities. The Company, in its sole discretion, will determine all questions as to the form of documents and validity, eligibility, including time of receipt, acceptance for payment and withdrawal of tendered Notes, and such determinations will be final and binding, subject only to such final review as may be prescribed by the relevant Trustee concerning proof of execution and ownership. The Company reserves the absolute right in its sole discretion to reject any and all tenders of Notes that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any of the conditions of an Offer or any defect or irregularity in the tender of Notes of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of an Offer will be final and binding. None of the Company, the Depositary, the Dealer Managers or Co-Dealer Managers, the Information Agent, any Trustee for any issue or any other person will be under any duty to give notification of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notification.

9. Requests for Assistance or Additional Copies. A holder of Notes should direct questions about an Offer or procedures for accepting an Offer to its sales representative, any Dealer Manager or Co-Dealer Manager or the Information Agent at one of their telephone numbers set forth on the back cover of this Letter of Transmittal and Consent. A holder should call the Information Agent at its telephone number set forth on the back cover of this Letter of Transmittal and Consent to obtain additional copies of the Offer to Purchase or this Letter of Transmittal and Consent.

In order to tender Notes pursuant to an Offer, this Letter of Transmittal and Consent (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and certificates representing the tendered Notes and all other required documents) must be received by the Depositary at its address set forth below prior to the Consent Payment Deadline for such Offer for holders wishing to receive the applicable Consent Payment and prior to the Expiration Time for such Offer to receive the applicable Purchase Price less the applicable Consent Payment. A holder tendering through ATOP does not need to complete a Letter of Transmittal and Consent.

The Depositary for the Offers is:

Global Bondholder Services Corporation

65 Broadway – Suite 704

New York, New York 10006

By Mail, Hand or Overnight Courier: 65 Broadway – Suite 704 New York, New York 10006	By facsimile (For Eligible Institutions only): (212) 430-3775
Confirmation: (212) 430-3774

A holder of Notes should direct questions about an Offer or procedures for accepting an Offer to its sales representative, any Dealer Manager or Co-Dealer Manager or the Information Agent at one of their telephone numbers set forth below. A holder should call the Information Agent at its telephone number set forth below to obtain additional copies of the Offer to Purchase or this Letter of Transmittal and Consent.

The Information Agent for the Offers is:

Global Bondholder Services Corporation

65 Broadway—Suite 704

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll Free: (866) 873-6300

The Dealer Managers for the Offers are:

Citigroup Global Markets Inc. 390 Greenwich Street, 4th Floor New York, New York 10013 Attention: Liability Management Group Telephone: (800) 558-3745 (toll-free)	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004 Attn: Credit Liability Management Group Telephone: (800) 828-3182 (toll-free) (704) 715-8341 (collect)

Co-Dealer Managers for the Offers are:

Banc of America Securities LLC 214 North Tryon Street, 17th Floor Charlotte, North Carolina 28255 Attention: High Yield Special Products Telephone: (888) 292-0070 (toll-free) (704) 388-9217 (collect)	Wachovia Securities 301 South College Street Charlotte, North Carolina 28288 Attention: Liability Management Group Telephone: (866) 309-6316 (toll-free) (704) 715-8341 (collect)